                                                                    Exhibit 10.1

                             FIRST AMENDMENT TO THE
                      AMENDED AND RESTATED SCHEDULE TO THE
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT is entered into as of April __, 2000 by and among Teamstaff, Inc., Teamstaff Solutions, Inc., DSI Staff Connxions Northeast, Inc., DSI Staff Connxions Southwest, Inc., Teamstaff Rx, Inc., Teamstaff VI, Inc., Teamstaff I, Inc., Teamstaff II, Inc., Teamstaff III, Inc., Teamstaff IV, Inc., Teamstaff V, Inc., Teamstaff IX, Inc., Teamstaff Insurance Services, Inc., Teamstaff VII, Inc., and Employer Support Services, Inc., having the addresses as set forth in the Schedule (as hereinafter defined) (collectively, "Borrower") and FINOVA Capital Corporation, whose address is 355 South Grand Avenue, Los Angeles, California 90071 ("FINOVA").

                                    RECITALS

         Whereas, the Borrower and FINOVA entered into an "Amended And Restated Loan And Security Agreement" dated January 25, 1999 (as same is being and may be further modified or extended, the "Loan Agreement"); and

         Whereas, in addition to and as part of the Loan Agreement, the Borrower and FINOVA entered into an "Amended And Restated Schedule To Amended And Restated Loan And Security Agreement" dated January 25, 1999 (as same is being and may be further modified or extended, the "Schedule"); and

         Whereas, Borrower and FINOVA have agreed to modify the terms of the Loan Agreement and the Schedule as set forth in this agreement ("Agreement").

         Now, therefore, in consideration of FINOVA's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)       MODIFICATIONS. The Schedule be and hereby is modified as follows:

         (A) The following definition is hereby added to the Section of the Schedule entitled "Definitions (Section 1)":

                  "Loan Year" shall mean each individual year during the life of this credit facility, with the first Loan Year commencing on the Closing Date and ending one year thereafter, and with the subsequent Loan Years commencing on each anniversary of the Closing Date and ending one year thereafter.

         (B) The Total Facility set forth in the Section of the Schedule entitled "Total Facility (Section 2.1)" be and hereby is amended to be $12,500,000.00.

         (C) The "Revolving Credit Loans" Subsection contained within the Section of the Schedule entitled "Loans (Section 2.2)" be and hereby is amended to read as follows:

                   REVOLVING CREDIT LOANS: A revolving line of credit, terminating upon the expiration of the Initial Term (or, if applicable, at the expiration of the last Renewal Term, if any) consisting of loans against Borrower's Eligible Receivables ("REVOLVING CREDIT Loans") in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:

                                    (a) THREE MILLION FIVE HUNDRED THOUSAND
                                    DOLLARS($3,500,000.00) (the "REVOLVING
                                    CREDIT LIMIT"), less the aggregate undrawn face amount of all Letters of Credit issued under Section 2.4 of this Agreement; less any Loan Reserves, or


                                    (b) the sum of an amount equal to (i) 85% of the aggregate net amount of Eligible Receivables of all Borrowers, less (ii) the aggregate undrawn face amount of all Letters of Credit issued under Section 2.4 of this Agreement; less any Loan Reserves. ----

         (D) Subparagraph "3." of the "Term Loans" Subsection contained within the Section of the Schedule entitled "Loans (Section 2.2)", is deleted, and is replaced with new Subparagraph 3, to read as follows:

         3.   TERM LOAN C
              A term loan ("TERM LOAN C") in the original principal amount of Four Million Dollars ($4,000,000.00); provided, that Term Loan C shall be on such terms as are set forth on the separate promissory note of the Borrowers in the form attached hereto as Exhibit 2.2(c).

         (E) Subparagraph "(ii)" of the "Term Interest Rate" Subsection contained within the Section of the Schedule entitled "Interest And Fees (Section 2.6)", is deleted, and is replaced by new Subparagraph (ii), to read as follows:

                  (ii) Term Loan C: Three percent (3%) in excess of the Prime Rate.

         (F) Subparagraph "3." of the "Success Fee" Subsection contained within the Section of the Schedule entitled "Interest And Fees (Section 2.6)", is deleted, and is replaced by new Subparagraph 3, to read as follows:

         3.   TERM LOAN C.

              $1,500,000.00, of which $500,000.00 shall be deemed fully earned as of the beginning of each Loan Year and shall be payable at the earlier of (a) the end of each such Loan Year or (b) the prepayment of Term Loan C.

         (G) The "Debt to Net Worth" Subsection of the Section of the Schedule entitled "Financial Covenants (Section 6.1.13)" be and hereby is amended to read as follows:

                  Debt to Net Worth. DSI and its subsidiaries shall maintain a ratio of Indebtedness For Borrowed Money to Net Worth of not greater than the ratio set forth for such period below:

                                    Period                                          Ratio
                                    ------                                          -----
                                    March 1, 2000 - February 28, 2001               1.0 to 1.0
                                    March 1, 2001 - February 28, 2002               0.71 to 1.0
                                    March 1, 2002 and thereafter                    0.5 to 1.0

         (H) The "Debt Service Coverage Ratio" Subsection of the Section of the Schedule entitled "Financial Covenants (Section 6.1.13)" be and hereby is amended to read as follows:

                  Debt Service Coverage Ratio: As of the last day of each fiscal quarter ending on each December 31, March 31, June 30, and September 30, the ratio of Operating Cash Flow/Actual for the consecutive 12-month period ending as of such last day to Total Contractual Debt Service for such 12-month period must be not less than the ratio set forth below for such period:

                                    Measurement Date                                Ratio
                                    ----------------                                -----
                                    June 30, 2000                                   1.4 to 1.0
                                    September 30, 2000                              1.4 to 1.0
                                    December 31, 2000                               1.5 to 1.0
                                    March 31, 2001                                  1.5 to 1.0
                                    June 30, 2001                                   1.5 to 1.0
                                    September 30, 2001                              1.5 to 1.0
                                    December 31, 2001 and thereafter                1.6 to 1.0

                  provided however, that, all such determinations shall be made on a consolidated basis.

         (I) The "Capital Expenditures" Subsection of the Section of the Schedule entitled "Negative Covenants (Section 6.2)" be and hereby is amended to read as follows:

                  Capital Expenditures: No Borrower shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrowers in any fiscal year would exceed $500,000.00.

         (J) The "Indebtedness " Subsection of the Section of the Schedule entitled "Negative Covenants (Section 6.2)" be and hereby is amended to read as follows:

                  Indebtedness: Borrower shall not create, incur, assume or permit to exist any Indebtedness for Borrowed Money (including Indebtedness For Borrowed Money in connection with Capital Lease) in excess of $500,000.00 other that the Indebtedness permitted by Section 6.2.11.

         (K) The Promissory Notes previously attached to the Schedule as Exhibits 2.2(a), 2.2(b) and 2.2(c) are deleted and replaced by the Second Amended And Restated Secured Promissory Note A, the Amended And Restated Secured Promissory Note B, and the Secured Promissory Note C annexed hereto, which are now deemed to be Exhibits 2.2(a), 2.2(b) and 2.2(c) to the Schedule, respectively.

         (L) "Loan Reserves" shall include an incrementally increasing reserve commencing on May 15, 2000 in the amount of $100,000, and increasing by $100,000 monthly on the last day of each month thereafter through April 30, 2001. Such a reserve shall be eliminated upon satisfactory proof to FINOVA that Borrower has paid Outsource International, Inc., Synadyne I, Inc., Synadyne II, Inc., Synadyne III, Inc., Synadyne IV, Inc., Synadyne V, Inc., Guardian Employer East, LLC, and Guardian Employer West, LLC all sums due to them pursuant to the Asset Purchase Agreement dated on or about the date hereof.

3)       ACKNOWLEDGMENTS. Borrower acknowledges and represent that:

         (A) The Term Loan C which was initially referenced in the Schedule has been repaid in full and terminated prior to the date hereof, and is replaced with a new Term Loan C.

         (B) the Loan Agreement, the Schedule, and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

         (C) after giving effect to this Agreement, no Default or Event of Default under the Loan Documents has occurred;

         (D) no default by FINOVA in the performance of its duties under the Loan Agreement, the Schedule, or the other Loan Documents has occurred;

         (E) all representations and warranties contained herein and in the other Loan Documents are true and correct as of this date;

         (F) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

         (G) this Agreement is a modification of an existing obligation and is not a novation.

4) COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged and/or mortgaged to secure the Obligations (the "Collateral") since the Collateral was originally pledged and/or mortgaged; that FINOVA has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure the Borrower's Obligations to FINOVA, including those due under and/or as a result of the Term Loan C Note, and all future modifications, extensions, renewals and/or replacements thereof, hereof, or of the Loan Documents.

5) PRECONDITIONS. As a precondition to the effectiveness of any of the modifications contained herein, the Borrower agrees to:

         (A) provide FINOVA with a resolution, in form and substance acceptable to FINOVA, which approves the transaction contemplated hereby.

         (B) execute and deliver the Second Amended And Restated Secured Promissory Note A, the Amended And Restated Secured Promissory Note B, The Secured Promissory Note C, and the Request for Disbursement.

         (C) Cause the execution and delivery of the Reaffirmation of Support Agreement by Donald T. Kelly.

         (D) Cause the execution and delivery of the Opinion Letter of Goldstein & DiGioia, LLP, counsel to the Borrowers, in form and substance satisfactory to FINOVA.

         (E) Cause the execution and delivery of the Certificate of Chief Financial Officer of Digital Solutions, Inc.

         (F) provide all documentation required by the Closing Agenda dated on or about the date hereof, prepared by counsel for FINOVA in connection with this transaction.

         (G) provide proof of $1,500,000.00 in excess availability after giving effect to the transactions contemplated hereby and/or conducted concurrently herein.

         (H)      pay FINOVA a closing fee of $50,000.00.

         (I) pay all fees and costs incurred by FINOVA in entering into this Agreement and the other documents executed in connection herewith.

6) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement and Schedule, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

7) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

ATTEST:                              TEAMSTAFF, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, President


ATTEST:                              TEAMSTAFF SOLUTIONS, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, President


ATTEST:                              DSI STAFF CONNXIONS NORTHEAST, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, President


ATTEST:                              DSI STAFF CONNXIONS SOUTHWEST, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, President

ATTEST:                              TEAMSTAFF RX, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, President


ATTEST:                              TEAMSTAFF VI, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman



ATTEST:                              TEAMSTAFF I, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              TEAMSTAFF II, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              TEAMSTAFF III, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              TEAMSTAFF IV, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              TEAMSTAFF V, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              TEAMSTAFF IX, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman

ATTEST:                              TEAMSTAFF INSURANCE SERVICES, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              TEAMSTAFF VIII, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


ATTEST:                              EMPLOYER SUPPORT SERVICES, INC.


______________________________       BY:___________________________________
C. Donald Kelly, Secretary                   Donald Kappauf, Chairman


                                     FINOVA CAPITAL CORPORATION


                                     BY:___________________________________
                                             Ilene Gerber, Vice President

                            GUARANTOR'S RATIFICATION

         Each of the undersigned Guarantors hereby reaffirms their continuing obligations under the terms of their Continuing Corporate Guaranty agreements dated as of April 28, 1998, and acknowledge that (i) they have read this First Amendment To The Amended And Restated Schedule To The Amended And Restated Loan And Security Agreement, (ii) the Obligations and advances described herein are secured by their guaranty agreements, and (iii) they make such reaffirmation with full knowledge of the terms hereof including without limitation the increased obligations of the Borrower to FINOVA.

ATTEST:                              DSI INSURANCE SERVICES, INC.



____________________________         By:_________________________________
_______________, Secretary                   _______________, President